SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of Report (Date of earliest event reported) March 31, 2003

JMAR TECHNOLOGIES, INC

(Exact name of registrant as specified in its charter)

State of Delaware

(State or other jurisdiction of incorporation)

1-10515	68-0131180

(Commission File No.)	(IRS Employer Identification No.)

5800 Armada Drive, Carlsbad, California 92008

(Address of principal executive offices) (Zip Code)

Registrant’s telephone number, including area code (760) 602-3292

Not Applicable

(Former name of or former address, if changed since last report)

Item 5. Other Events

On March 31, 2003, JMAR Technologies, Inc. (the “Company”) issued a Press Release announcing its financial results for the year ended December 31, 2002.

A copy of the Press Release is filed as Exhibit 99.1 hereto.

Item 7. Exhibits

(c)	The following exhibit is filed as a part of this report:

99.1	Press Release issued on March 31, 2003.

SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

DATE: March 31, 2003	JMAR TECHNOLOGIES, INC.
(Registrant)

By: /s/ JOSEPH G. MARTINEZ

Joseph G. Martinez Senior Vice President & General Counsel

INDEX TO EXHIBITS

Exhibit		Located at Page

99.1	Press Release issued on March 31, 2003

3